Exhibit 99.1   NEWS RELEASE

As previously announced, TDS will hold a teleconference February 24, 2017 at 9:30 a.m. CST. Interested parties may listen to the call live via the Events & Presentations page of investors.tdsinc.com.

FOR IMMEDIATE RELEASE

 TDS reports fourth quarter and full year 2016 results

Provides 2017 guidance

CHICAGO, (Feb. 24, 2017) — Telephone and Data Systems, Inc. (NYSE:TDS) reported total operating revenues of $1,278 million for the fourth quarter of 2016, versus $1,274 million for the comparable period one year ago. Net loss attributable to TDS shareholders and related diluted loss per share was $5 million and $0.05, respectively, for the fourth quarter of 2016, compared to $1 million and $0.01, respectively, in the comparable period one year ago.

TDS reported total operating revenues of $5,104 million and $5,176 million for the years ended 2016 and 2015, respectively.  Net income attributable to TDS shareholders and related diluted earnings per share were $43 million and $0.39, respectively, for the year ended 2016, compared to $219 million and $1.98, respectively, for the year ended 2015.

"In 2016, the TDS family of companies continued to execute on our long-term strategic goals," said LeRoy T. Carlson, Jr., TDS President and CEO. "U.S. Cellular worked to strengthen its competitive advantages through network enhancements and other improvements to increase customer satisfaction. TDS Telecom successfully completed two substantial projects to support its broadband strategy: fiber deployment and cable analog reclamation.

"U.S. Cellular continued to invest in its high-quality network by beginning a multi-year roll-out of Voice over LTE technology, and is on track to launch its first commercial deployment early this year. We also made a significant transition by implementing 4G LTE roaming agreements that improve the quality of roaming experiences for U.S. Cellular customers and that lower our costs. U.S. Cellular’s commitment to outstanding customer service drove consistently low smartphone churn throughout the year. Increased smartphone adoption and increased per customer data usage helped to offset some of the competitive pricing pressures. In the fourth quarter, as was the case through 2016, we strove to balance customer growth with profitability, which resulted in fewer new customers, and delivered on our earnings targets.

"TDS Telecom successfully completed its planned fiber deployments for 2016, enabling fiber to reach 22 percent of our service addresses. We grew our IPTV connections significantly and, combined with a greater demand for increased data speeds, we increased residential wireline revenues. Recently, we announced that TDS Telecom accepted funding through the FCC’s Alternative Connect America Cost Model (A-CAM), funds that will enable us to expand and improve broadband service to nearly 160,000 locations.  In our cable business, we transitioned analog cable markets to all-digital video services to improve customer experience and to reclaim spectrum that enables higher broadband speeds. Cable revenues increased 13 percent in the fourth quarter, compared to the prior year, showing that our cable broadband strategy is working. OneNeck IT Solutions continues to focus on its strategy of growing recurring service revenues through delivering IT cloud, colocation and other services tailored to mid-market businesses.

"TDS continues to return value to shareholders.  During 2016, TDS paid $65 million in regular quarterly cash dividends, and this morning we announced our 43rd consecutive year of increasing cash dividend payments, with a 5 percent increase in our annual dividend."

2017 Estimated Results

Estimates of full-year 2017 results for U.S. Cellular, TDS Telecom, and TDS are shown below.  Such estimates represent management’s view as of February 24, 2017.  Such forward-looking statements should not be assumed to be current as of any future date.  TDS undertakes no duty to update such information, whether as a result of new information, future events, or otherwise.  There can be no assurance that final results will not differ materially from such estimated results.

	2017 Estimated Results and Actual Results for the Year Ended December 31, 2016

	U.S. Cellular			TDS Telecom			TDS(3)
		Estimate	Actual		Estimate	Actual		Estimate	Actual
(Dollars in millions)
Total operating revenues (1)		$3,800-$4,000	$3,939		$1,200-$1,250	$1,151		$5,015-$5,265	$5,104
Operating cash flow (2)		$500-$650	$618		$300-$340	$295		$805-$995	$916
Adjusted EBITDA (2)		$650-$800	$816		$300-$340	$298		$955-$1,145	$1,118
Capital expenditures	Approx. $	500	$446	Approx. $	225	$173	Approx. $	735	$630

The following table provides a reconciliation to Operating Cash Flow and Adjusted EBITDA for 2017 estimated results, and actual results for the year ended December 31, 2016.  In providing 2017 estimated results, TDS has not completed the below reconciliation to net income because it does not provide guidance for income taxes.  Although potentially significant, TDS believes that the impact of income taxes cannot be reasonably predicted; therefore, TDS is unable to provide such guidance.  Accordingly, a reconciliation to net income is not available without unreasonable effort.

	U.S. Cellular		TDS Telecom		TDS (3)
	Estimate	Actual	Estimate	Actual	Estimate	Actual
(Dollars in millions)
Net income (loss) (GAAP)	N/A	49	N/A	42	N/A	52
Add back:
Income tax expense (benefit)	N/A	33	N/A	25	N/A	40
Income (loss) before income taxes
(GAAP)	$(110)-40	$82	$75-115	$67	$(95)-95	$92
Add back:
Interest expense	110	113	–	3	170	170
Depreciation, amortization and
accretion expense	630	618	225	224	860	850
EBITDA (Non-GAAP)	$630-780	$813	$300-340	$294	$935-1,125	$1,112
Add back:
(Gain) loss on sale of business and
other exit costs, net	–	–	–	–	–	(1)
(Gain) loss on license sales and
exchanges, net	–	(19)	–	(1)	–	(20)
(Gain) loss on asset disposals, net	20	22	–	4	20	27
Adjusted EBITDA (Non-GAAP)(2)	$650-800	$816	$300-340	$298	$955-1,145	$1,118
Deduct:
Equity in earnings of
unconsolidated entities	140	140	–	–	140	140
Interest and dividend income;
other income(1)	10	57	–	3	10	62
Other, net	–	1	–	–	–	–
Operating cash flow (Non-GAAP)(2)(4)	$500-650	$618	$300-340	$295	$805-995	$916

Note: Totals may not foot due to rounding differences.

  In 2016, Imputed interest related to equipment installment plans was recorded in Interest and dividend income.  Beginning in 2017, imputed interest will be recorded in service revenues.  The company recorded $51 million in imputed interest in 2016.
  Adjusted EBITDA (earnings before interest, taxes, depreciation, amortization and accretion) is defined as net income adjusted for the items set forth in the reconciliation above.  Operating cash flow is defined as net income adjusted for the items set forth in the reconciliation above.  Adjusted EBITDA and Operating cash flow are not measures of financial performance under Generally Accepted Accounting Principles in the United States (“GAAP”) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measures of liquidity.  TDS does not intend to imply that any such items set forth in the reconciliation above are non-recurring, infrequent or unusual; such items may occur in the future.  Management uses Adjusted EBITDA and Operating cash flow as measurements of profitability, and therefore reconciliations to applicable GAAP income measures are deemed appropriate.  Management believes Adjusted EBITDA and Operating cash flow are useful measures of TDS’ operating results before significant recurring non-cash charges, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of TDS’ financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance.  Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, and gains and losses, while Operating cash flow reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities.  The table above reconciles Adjusted EBITDA and Operating cash flow to the corresponding GAAP measure, Net income or Income (loss) before income taxes.
  The TDS column includes U.S. Cellular, TDS Telecom and also the impacts of consolidating eliminations, corporate operations and non-reportable segments, all of which are not presented above.
  A reconciliation of Operating cash flow (Non-GAAP) to operating income (GAAP) for full year 2016, 2015 and 2014 actual results can be found on the Guidance and Reconciliation page of the company's website at investors.tdsinc.com.

Stock Repurchase Summary

TDS began repurchasing stock under its $250 million repurchase authorization on August 5, 2013.   The following represents repurchases of TDS Common Shares.

Repurchase Period	# Shares	Cost (in millions)
2016 (full year)	111,700	$3
2015 (full year)	–	$–
Total	111,700	$3

Conference Call Information

TDS will hold a conference call on February 24, 2017 at 9:30 a.m. Central Time.

  Access the live call on the Events & Presentations page of investors.tdsinc.com or at https://www.webcaster4.com/Webcast/Page/1145/19842.
  Access the call by phone at 877-407-8029 (US/Canada), no pass code required.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.tdsinc.com. The call will be archived on the Events & Presentations page of investors.tdsinc.com.

About TDS

Telephone and Data Systems, Inc. (TDS), a Fortune 500® company, provides wireless; cable and wireline broadband, TV and voice; and hosted and managed services to approximately 6 million customers nationwide through its businesses, U.S. Cellular, TDS Telecom, OneNeck IT Solutions, and TDS Broadband Service LLC.  Founded in 1969 and headquartered in Chicago, TDS employed 10,300 people as of December 31, 2016.

Visit www.tdsinc.com for comprehensive financial information, including earnings releases, quarterly and annual filings, shareholder information and more.

Contacts

Jane McCahon, Senior Vice President - Corporate Relations and Corporate Secretary

312-592-5379

jane.mccahon@tdsinc.com

Julie Mathews, IRC, Director - Investor Relations

312-592-5341

julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: intense competition; the ability to execute TDS’ business strategy; uncertainties in TDS’ future cash flows and liquidity and access to the capital markets; the ability to make payments on TDS and U.S. Cellular indebtedness or comply with the terms of debt covenants; impacts of any pending acquisitions/divestures/exchanges of properties and/or licenses,  including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the access to and pricing of unbundled network elements; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; pending and future litigation; changes in income tax rates, laws, regulations or rulings; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of wireless devices, or the mix of products and services offered by U.S. Cellular and TDS Telecom. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by TDS to furnish this press release to the Securities and Exchange Commission (“SEC”), which are incorporated by reference herein.

For more information about TDS and its subsidiaries, visit:

TDS: www.tdsinc.com

U.S. Cellular: www.uscellular.com

TDS Telecom: www.tdstelecom.com

OneNeck IT Solutions: www.oneneck.com

United States Cellular Corporation
Summary Operating Data (Unaudited)

Quarter Ended		12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Retail Connections
Postpaid
	Total at end of period	4,482,000	4,484,000	4,490,000	4,454,000	4,409,000
	Gross additions	187,000	174,000	197,000	215,000	240,000
	Feature phones	7,000	10,000	8,000	9,000	10,000
	Smartphones	109,000	105,000	107,000	124,000	132,000
	Connected devices	71,000	59,000	82,000	82,000	98,000
	Net additions (losses)	(2,000)	(6,000)	36,000	45,000	68,000
	Feature phones	(21,000)	(20,000)	(21,000)	(25,000)	(25,000)
	Smartphones	(4,000)	(7,000)	8,000	20,000	23,000
	Connected devices	23,000	21,000	49,000	50,000	70,000
	ARPU (1)	$45.19	$47.08	$47.37	$48.13	$51.46
	ABPU (Non-GAAP)(2)	$55.43	$56.79	$56.09	$56.06	$58.57
	ARPA (3)	$120.67	$125.31	$124.91	$125.36	$131.96
	ABPA (Non-GAAP)(4)	$148.02	$151.16	$147.90	$145.99	$150.19
	Churn rate (5)	1.41%	1.34%	1.20%	1.28%	1.31%
	Handsets	1.23%	1.22%	1.10%	1.18%	1.23%
	Connected devices	2.49%	2.04%	1.84%	2.01%	1.95%
	Smartphone penetration (6)	79%	78%	77%	75%	74%
Prepaid
	Total at end of period	484,000	480,000	413,000	399,000	387,000
	Gross additions	83,000	132,000	73,000	75,000	69,000
	Net additions	4,000	67,000	14,000	12,000	7,000
	ARPU (1)	$33.25	$34.39	$34.58	$35.51	$35.54
	Churn rate (5)	5.44%	4.84%	4.86%	5.37%	5.40%
Total connections at end of period (7)		5,031,000	5,030,000	4,973,000	4,926,000	4,876,000
Smartphones sold as a percent of total
handsets sold		93%	92%	91%	92%	91%
Market penetration at end of period
Consolidated operating population		31,994,000	31,994,000	31,994,000	31,994,000	31,967,000
Consolidated operating penetration (8)		16%	16%	16%	15%	15%
Capital expenditures (millions)		$171	$103	$93	$79	$198
Total cell sites in service		6,415	6,374	6,324	6,306	6,297
Owned towers		4,040	4,015	3,988	3,989	3,978

(1)

Average Revenue Per User (“ARPU”) - metric calculated by dividing a revenue base by an average number of connections and by the number of months in the period.  These revenue bases and connection populations are shown below:

	▪	Postpaid ARPU consists of total postpaid service revenues and postpaid connections.
	▪	Prepaid ARPU consists of total prepaid service revenues and prepaid connections.
(2)

Average Billings Per User (“ABPU”) - non-GAAP metric calculated by dividing total postpaid service revenues plus equipment installment plan billings by the average number of postpaid connections and by the number of months in the period.  Refer to the end of this release for a reconciliation of this metric to its most comparable GAAP metric.

(3)	Average Revenue Per Account (“ARPA”) - metric calculated by dividing total postpaid service revenues by the average number of postpaid accounts and by the number of months in the period.
(4)

Average Billings Per Account (“ABPA”) - non-GAAP metric calculated by dividing total postpaid service revenues plus equipment installment plan billings by the average number of postpaid accounts and by the number of months in the period.  Refer to the end of this release for a reconciliation of this metric to its most comparable GAAP metric.

(5)	Churn rate represents the percentage of the connections that disconnect service each month. These rates represent the average monthly churn rate for each respective period.
(6)	Smartphone penetration is calculated by dividing postpaid smartphone connections by postpaid handset connections.
(7)	Includes reseller and other connections.
(8)	Market penetration is calculated by dividing the number of wireless connections at the end of the period by the total population of consolidated operating markets as estimated by Nielsen.

TDS Telecom
Summary Operating Data (Unaudited)

Quarter Ended		12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
TDS Telecom
Wireline
Residential connections
	Voice (1)	310,600	314,600	316,800	318,400	319,800
	Broadband (2)	229,500	232,800	232,200	229,100	228,500
	IPTV (3)	45,300	43,600	41,200	38,300	34,400
	Wireline residential connections	585,400	590,900	590,200	585,800	582,700

Total residential revenue per connection (4)		$44.27	$44.25	$43.67	$43.28	$41.24

Commercial connections
	Voice (1)	157,400	160,900	164,000	167,400	171,500
	Broadband (2)	21,400	21,700	21,900	22,000	22,400
	managedIP (5)	150,900	151,500	149,000	148,500	147,100
	Wireline commercial connections	329,700	334,000	334,900	337,900	341,000

Total Wireline connections		915,200	924,900	925,100	923,700	923,700

Cable
Cable Connections
	Broadband (2)	133,700	130,200	125,700	121,700	117,100
	Video (6)	99,000	101,100	102,900	104,600	106,800
	Voice (1)	59,600	59,800	58,900	58,100	56,400
	Cable connections	292,400	291,000	287,600	284,400	280,300

Numbers may not foot due to rounding.

(1)	Refers to the individual circuits connecting a customer to Wireline’s central office facilities or the Cable billable number of lines into a building for voice services.
(2)

Refers to the number of Wireline customers provided high-capacity data circuits via various technologies, including DSL and dedicated internet circuit technologies or the Cable billable number of lines into a building for high-speed data services.

(3)	The number of Wireline customers provided video services using IP networking technology.
(4)

Total residential revenue per connection is calculated by dividing total Wireline residential revenue by the average number of total Wireline residential connections and by the number of months in the period.

(5)	The number of telephone handsets, data lines and IP trunks providing communications using IP networking technology.
(6)

Generally, a home or business receiving video programming counts as one video connection. In counting bulk residential or commercial connections, such as an apartment building or hotel, connections are counted based on the number of units/rooms within the building receiving service.

TDS Telecom
Capital Expenditures (millions)

Quarter Ended	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
Wireline	$26	$27	$27	$27	$50
Cable	13	11	17	13	15
HMS	5	2	2	2	8
	$45	$40	$46	$42	$73

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
(Unaudited)
	Three Months Ended December 31,
	2016	2015	2016 vs. 2015
			Increase (Decrease)
(Dollars and shares in millions, except per share amounts)
Operating revenues
U.S. Cellular	$991	$987	$4	-
TDS Telecom	283	284	(1)	-
All Other (1)	4	3	1	>100%
	1,278	1,274	4	-
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and
accretion	861	851	10	1%
Depreciation, amortization and accretion	156	156	–	-
(Gain) loss on asset disposals, net	6	4	2	43%
(Gain) loss on license sales and exchanges, net	(3)	–	(3)	N/M
	1,020	1,011	9	1%
TDS Telecom
Expenses excluding depreciation, amortization and
accretion	212	214	(1)	(1)%
Depreciation, amortization and accretion	56	58	(2)	(3)%
(Gain) loss on asset disposals, net	1	3	(2)	(71)%
(Gain) loss on sale of business and other exit costs, net	–	(6)	6	N/M
(Gain) loss on license sales and exchanges, net	(1)	–	(1)	N/M
	269	268	–	-
All Other (1)
Expenses excluding depreciation and amortization	2	4	(2)	17%
Depreciation and amortization	2	2	–	(4)%
	5	6	(1)	25%

Total operating expenses	1,294	1,285	9	1%

Operating income (loss)
U.S. Cellular	(29)	(24)	(5)	(21)%
TDS Telecom	14	16	(1)	(7)%
All Other (1)	(1)	(3)	2	36%
	(16)	(11)	(5)	(44)%
Investment and other income (expense)
Equity in earnings of unconsolidated entities	30	30	–	-
Interest and dividend income	18	11	7	68%
Interest expense	(43)	(39)	(4)	(12)%
Total investment and other income	5	2	3	>100%
Loss before income taxes	(11)	(9)	(2)	(25)%
Income tax expense (benefit)	(6)	(7)	1	24%
Net loss	(5)	(2)	(3)	>(100)%
Less: Net income attributable to noncontrolling
interests, net of tax	–	(1)	1	(65)%
Net loss attributable to TDS shareholders	(5)	(1)	(4)	>(100)%
TDS Preferred dividend requirement	–	–	–	-
Net loss available to TDS common shareholders	$(5)	$(1)	$(4)	>(100)%

Basic weighted average shares outstanding	110	109	1	1%
Basic loss per share available to TDS common shareholders	$(0.05)	$(0.01)	$(0.04)	>(100)%

Diluted weighted average shares outstanding	110	109	1	1%
Diluted loss per share available to TDS common shareholders	$(0.05)	$(0.01)	$(0.04)	>(100)%

(1)	Consists of TDS Corporate, intercompany eliminations and all other business operations not included in the U.S. Cellular and TDS Telecom segments.
N/M – Percentage change not meaningful
Numbers may not foot due to rounding.

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
(Unaudited)
	Year Ended December 31,
			2016 vs. 2015
	2016	2015	Increase (Decrease)
(Dollars and shares in millions, except per share amounts)
Operating revenues
U.S. Cellular	$3,939	$3,997	$(58)	(1)%
TDS Telecom	1,151	1,158	(7)	(1)%
All Other (1)	14	21	(7)	(35)%
	5,104	5,176	(72)	(1)%
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and
accretion	3,321	3,322	(1)	-
Depreciation, amortization and accretion	618	607	11	2%
(Gain) loss on asset disposals, net	22	16	6	36%
(Gain) loss on sale of business and other exit costs, net	–	(114)	114	100%
(Gain) loss on license sales and exchanges, net	(19)	(147)	128	87%
	3,942	3,684	258	7%
TDS Telecom
Expenses excluding depreciation, amortization and
accretion	856	854	2	-
Depreciation, amortization and accretion	224	228	(4)	(2)%
(Gain) loss on asset disposals, net	4	6	(2)	(24)%
(Gain) loss on sale of business and other exit costs, net	–	(10)	10	>100%
(Gain) loss on license sales and exchanges, net	(1)	–	(1)	N/M
	1,084	1,079	6	1%
All Other (1)
Expenses excluding depreciation and amortization	10	19	(9)	(42)%
Depreciation and amortization	8	9	(1)	(27)%
(Gain) loss on asset disposals, net	1	–	1	>100%
(Gain) loss on sale of business and other exit costs, net (2)	(1)	(12)	11	96%
	18	16	2	9%

Total operating expenses	5,044	4,779	265	6%

Operating income (loss)
U.S. Cellular	(3)	313	(316)	>(100)%
TDS Telecom	67	79	(12)	(15)%
All Other (1)	(4)	5	(9)	>(100)%
	60	397	(337)	(85)%
Investment and other income (expense)
Equity in earnings of unconsolidated entities	140	140	–	-
Interest and dividend income	62	39	23	60%
Interest expense	(170)	(142)	(28)	(20)%
Other, net	–	1	(1)	(98)%
Total investment and other income	32	38	(6)	(16)%
Income before income taxes	92	435	(343)	(79)%
Income tax expense	40	172	(132)	(77)%
Net income	52	263	(211)	(80)%
Less: Net income attributable to noncontrolling
interest, net of tax	9	44	(35)	79%
Net income attributable to TDS shareholders	43	219	(176)	(80)%
TDS Preferred dividend requirement	–	–	–	-
Net income available to TDS common shareholders	$43	$219	$(176)	(80)%

Basic weighted average shares outstanding	110	109	1	1%
Basic earnings per share available to TDS common
shareholders	$0.39	$2.02	$(1.62)	(80)%
Diluted weighted average shares outstanding	111	110	1	1%
Diluted earnings per share available to TDS common
shareholders	$0.39	$1.98	$(1.59)	(80)%

(1)	Consists of TDS Corporate, intercompany eliminations and all other business operations not included in the U.S. Cellular and TDS Telecom segments.
(2)	Compared to U.S. Cellular, TDS recognized an incremental gain of $12 million on the tower sale as a result of a lower basis in the assets disposed in 2015.
N/M – Percentage change not meaningful
Numbers may not foot due to rounding.

Telephone and Data Systems, Inc.
Consolidated Statement of Cash Flows
(Unaudited)
	Year Ended December 31,
	2016	2015
(Dollars in millions)
Cash flows from operating activities
Net income	$52	$263
Add (deduct) adjustments to reconcile net income (loss) to net cash flows from operating activities
Depreciation, amortization and accretion	850	844
Bad debts expense	102	112
Stock-based compensation expense	42	40
Deferred income taxes, net	22	71
Equity in earnings of unconsolidated entities	(140)	(140)
Distributions from unconsolidated entities	93	60
(Gain) loss on asset disposals, net	27	22
(Gain) loss on sale of business and other exit costs, net	(1)	(136)
(Gain) loss on license sales and exchanges, net	(20)	(147)
Noncash interest expense	3	3
Other operating activities	(3)	(1)
Changes in assets and liabilities from operations
Accounts receivable	(23)	(120)
Equipment installment plans receivable	(246)	(134)
Inventory	4	115
Accounts payable	36	7
Customer deposits and deferred revenues	(52)	(36)
Accrued taxes	60	38
Accrued interest	(1)	4
Other assets and liabilities	(23)	(75)
Net cash provided by operating activities	782	790

Cash flows from investing activities
Cash used for additions to property, plant and equipment	(636)	(801)
Cash paid for acquisitions and licenses	(53)	(287)
Cash received from divestitures and exchanges	21	343
Cash received for investments	–	–
Federal Communications Commission deposit	(143)	–
Other investing activities	3	7
Net cash used in investing activities	(808)	(738)

Cash flows from financing activities
Issuance of long-term debt	2	525
Repayment of long-term debt	(12)	(1)
TDS Common Shares reissued for benefit plans, net of tax payments	9	13
U.S. Cellular Common Shares reissued for benefit plans, net of tax payments	6	2
Repurchase of TDS Common Shares	(3)	–
Repurchase of U.S. Cellular Common Shares	(5)	(6)
Dividends paid to TDS shareholders	(65)	(61)
Payment of debt issuance costs	(4)	(13)
Distributions to noncontrolling interests	(1)	(6)
Payments to acquire additional interest in subsidiaries	–	(4)
Other financing activities	14	12
Net cash provided by (used in) financing activities	(59)	461

Net increase (decrease) in cash and cash equivalents	(85)	513

Cash and cash equivalents
Beginning of period	985	472
End of period	$900	$985

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS

	December 31,	December 31,
	2016	2015
(Dollars in millions)
Current assets
Cash and cash equivalents	$900	$985
Accounts receivable from customers and others, net	851	803
Inventory, net	151	158
Prepaid expenses	115	112
Income taxes receivable	10	70
Other current assets	32	30
Total current assets	2,059	2,158

Assets held for sale	8	–

Licenses	1,895	1,844
Goodwill	766	766
Franchise rights	244	244
Other intangible assets, net	33	47
Investments in unconsolidated entities	451	402
Other investments	1	–

Property, plant and equipment, net	3,555	3,764

Other assets and deferred charges	434	197

Total assets	$9,446	$9,422

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY

	December 31,	December 31,
	2016	2015
(Dollars and shares in millions, except per share amounts)
Current liabilities
Current portion of long-term debt	$12	$14
Accounts payable	365	349
Customer deposits and deferred revenues	229	288
Accrued interest	11	12
Accrued taxes	44	41
Accrued compensation	127	113
Other current liabilities	99	127
Total current liabilities	887	944

Deferred liabilities and credits
Net deferred income tax liability	922	900
Other deferred liabilities and credits	453	433

Long-term debt, net	2,433	2,440

Noncontrolling interests with redemption features	1	1

Equity
TDS shareholders' equity
Series A Common and Common Shares, par value $.01	1	1
Capital in excess of par value	2,386	2,365
Treasury shares, at cost	(698)	(727)
Accumulated other comprehensive income	1	–
Retained earnings	2,454	2,487
Total TDS shareholders' equity	4,144	4,126

Preferred shares	1	1
Noncontrolling interests	605	577

Total equity	4,750	4,704

Total liabilities and equity	$9,446	$9,422

Telephone and Data Systems, Inc.
Balance Sheet Highlights
(Unaudited)

	December 31, 2016
	U.S.	TDS	TDS Corporate	Intercompany	TDS
	Cellular	Telecom	& Other	Eliminations	Consolidated
(Dollars in millions)
Cash and cash equivalents	$586	$18	$296	$–	$900
Affiliated cash investments	–	430	–	(430)	–
	$586	$448	$296	$(430)	$900

Licenses, goodwill and other intangible
assets	$2,256	$821	$(139)	$–	$2,938
Investment in unconsolidated entities	413	4	40	(6)	451
Long-term and other investments	–	–	1	–	1
	$2,669	$825	$(98)	$(6)	$3,390

Property, plant and equipment, net	$2,470	$1,059	$26	$–	$3,555

Long-term debt:
Current portion	$11	$–	$1	$–	$12
Non-current portion, net	1,618	2	813	–	2,433
	$1,629	$2	$814	$–	$2,445

TDS Telecom Highlights
(Unaudited)
	Three Months Ended December 31,
	2016	2015	2016 vs. 2015
			Increase (Decrease)
(Dollars in millions)
Wireline
Operating revenues
Residential	$78	$72	$5	8%
Commercial	52	54	(3)	(5)%
Wholesale	44	46	(2)	(5)%
Total service revenues	174	173	1	-
Equipment and product sales	–	–	–	(30)%
Total operating revenues	174	174	1	-
Operating expenses
Cost of services	66	66	–	-
Cost of equipment and products	1	1	–	11%
Selling, general and administrative expenses	49	49	–	-
Expenses excluding depreciation, amortization and
accretion	116	116	–	-
Depreciation, amortization and accretion	40	41	(1)	(4)%
(Gain) loss on asset disposals, net	–	2	(1)	(84)%
(Gain) loss on sale of business and other exit costs, net	–	(6)	6	N/M
(Gain) loss on license sales and exchanges, net	(1)	–	(1)	N/M
	156	152	3	2%

Operating income	$19	$21	$(3)	(12)%

Cable
Operating revenues
Residential	$38	$34	$4	13%
Commercial	11	9	1	15%
Total operating revenues	49	43	6	13%
Operating expenses
Cost of services	24	19	5	26%
Selling, general and administrative expenses	13	13	–	1%
Expenses excluding depreciation, amortization and
accretion	38	32	5	16%
Depreciation, amortization and accretion	9	9	–	-
(Gain) loss on asset disposals, net	1	1	(1)	(54)%
	47	43	4	10%

Operating income	$1	$–	$1	>100%

HMS
Operating revenues
Service revenues	$28	$28	$(1)	(2)%
Equipment and product sales	34	40	(7)	(16)%
Total operating revenues	61	69	(7)	(10)%
Operating expenses
Cost of services	21	22	(1)	(5)%
Cost of equipment and products	28	34	(6)	(19)%
Selling, general and administrative expenses	12	11	1	6%
Expenses excluding depreciation, amortization and
accretion	60	67	(7)	(10)%
Depreciation, amortization and accretion	7	7	–	(3)%
	67	74	(7)	(10)%
Operating loss	$(6)	$(6)	$–	4%

Intercompany revenues	$(1)	$(1)	$–	(1)%
Intercompany expenses	(1)	(1)	–	(1)%
Total TDS Telecom operating income	$14	$16	$(1)	(7)%
Numbers may not foot due to rounding.
N/M – Percentage change not meaningful

TDS Telecom Highlights
(Unaudited)
	Year Ended December 31,
	2016	2015	2016 vs. 2015
			Increase (Decrease)
(Dollars in millions)
Wireline
Operating revenues
Residential	$309	$297	$13	4%
Commercial	212	221	(9)	(4)%
Wholesale	175	181	(7)	(4)%
Total service revenues	696	699	(3)	-
Equipment and product sales	2	2	–	(9)%
Total operating revenues	698	701	(3)	-
Operating expenses
Cost of services	258	255	4	1%
Cost of equipment and products	2	2	–	1%
Selling, general and administrative expenses	197	194	3	2%
Expenses excluding depreciation, amortization and
accretion	458	451	7	1%
Depreciation, amortization and accretion	159	166	(7)	(4)%
(Gain) loss on asset disposals, net	2	5	(3)	(62)%
(Gain) loss on sale of business and other exit costs, net	–	(10)	10	>100%
(Gain) loss on license sales and exchanges, net	(1)	–	(1)	N/M
	618	612	6	1%
Operating income	$80	$89	$(9)	(10)%

Cable
Operating revenues
Residential	$147	$138	$8	6%
Commercial	38	36	2	6%
Total operating revenues	185	175	10	6%
Operating expenses
Cost of services	94	79	15	19%
Selling, general and administrative expenses	51	54	(3)	(6)%
Expenses excluding depreciation, amortization and
accretion	144	133	12	9%
Depreciation, amortization and accretion	37	35	1	4%
(Gain) loss on asset disposals, net	2	1	2	>100%
	183	169	15	9%
Operating income	$2	$6	$(5)	(71)%

HMS
Operating revenues
Service revenues	$119	$117	$2	1%
Equipment and product sales	155	170	(15)	(9)%
Total operating revenues	273	287	(13)	(5)%
Operating expenses
Cost of services	82	85	(3)	(4)%
Cost of equipment and products	128	143	(14)	(10)%
Selling, general and administrative expenses	48	47	1	3%
Expenses excluding depreciation, amortization and
accretion	259	275	(16)	(6)%
Depreciation, amortization and accretion	29	27	2	6%
	288	302	(15)	(5)%
Operating loss	$(14)	$(15)	$1	7%

Intercompany revenues	$(5)	$(5)	$–	1%
Intercompany expenses	(5)	(5)	–	1%
Total TDS Telecom operating income (loss)	$67	$79	$(12)	(15)%
Numbers may not foot due to rounding.
N/M – Percentage change not meaningful

Telephone and Data Systems, Inc.
Financial Measures and Reconciliations
(Unaudited)
Free Cash Flow and Adjusted Free Cash Flow
	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
(Dollars in millions)
Cash flows from operating activities (GAAP)	$144	$63	$782	$790
Less: Cash used for additions to property,
plant and equipment	209	243	636	801
Free cash flow	(65)	(180)	146	(11)
Add: Sprint Cost Reimbursement	1	2	7	30
Adjusted free cash flow (Non-GAAP)(1)	$(64)	$(178)	$153	$19

(1)

Management uses Free cash flow as a liquidity measure and it is defined as Cash flows from operating activities less Cash paid for additions to property, plant and equipment.  Adjusted free cash flow is defined as Cash flows from operating activities (which includes cash outflows related to the Sprint decommissioning), as adjusted for cash proceeds from the Sprint Cost Reimbursement (which are included in Cash flows from investing activities in the Consolidated Statement of Cash Flows), less Cash paid for additions to property, plant and equipment.  Sprint decommissioning and Sprint Cost Reimbursement are further defined and discussed in our Annual Report on Form 10-K for the year ended December 31, 2016.  Free cash flow and Adjusted free cash flow are non-GAAP financial measures which TDS believes may be useful to investors and other users of its financial information in evaluating the amount of cash generated by business operations (including cash proceeds from the Sprint Cost Reimbursement), after Cash paid for additions to property, plant and equipment.

Postpaid ABPU and Postpaid ABPA

U.S. Cellular presents Postpaid ABPU and Postpaid ABPA to reflect the revenue shift from Service revenues to Equipment and product sales resulting from the increased adoption of equipment installment plans.  Postpaid ABPU and Postpaid ABPA, as previously defined, are non-GAAP financial measures which U.S. Cellular believes are useful to investors and other users of its financial information in showing trends in both service and equipment revenues received from customers.

For the Quarter Ended	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015
(Dollars and connection counts in millions)
Calculation of Postpaid ARPU
Postpaid service revenues	$607	$635	$636	$639	$674
Average number of postpaid connections	4.48	4.49	4.48	4.43	4.37
Number of months in period	3	3	3	3	3
Postpaid ARPU (GAAP metric)	$45.19	$47.08	$47.37	$48.13	$51.46

Calculation of Postpaid ABPU
Postpaid service revenues	$607	$635	$636	$639	$674
Equipment installment plan billings	138	131	118	105	93
Total billings to postpaid connections	$745	$766	$754	$744	$767
Average number of postpaid connections	4.48	4.49	4.48	4.43	4.37
Number of months in period	3	3	3	3	3
Postpaid ABPU (Non-GAAP metric)	$55.43	$56.79	$56.09	$56.06	$58.57

Calculation of Postpaid ARPA
Postpaid service revenues	$607	$635	$636	$639	$674
Average number of postpaid accounts	1.68	1.69	1.70	1.70	1.70
Number of months in period	3	3	3	3	3
Postpaid ARPA (GAAP metric)	$120.67	$125.31	$124.91	$125.36	$131.96

Calculation of Postpaid ABPA
Postpaid service revenues	$607	$635	$636	$639	$674
Equipment installment plan billings	138	131	118	105	93
Total billings to postpaid accounts	$745	$766	$754	$744	$767
Average number of postpaid accounts	1.68	1.69	1.70	1.70	1.70
Number of months in period	3	3	3	3	3
Postpaid ABPA (Non-GAAP metric)	$148.02	$151.16	$147.90	$145.99	$150.19